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24(b)(5)(a)

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
(JOHN HANCOCK(R) LOGO)                                                                                      FOR USE IN NEW YORK ONLY
JOHN HANCOCK ANNUITIES                                                               JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                                                                                            P.O. Box 9506, Portsmouth, NH 03802-9506
                                                                      Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                                                             800-551-2078 www.jhannuitiesnewyork.com
                                                                                                           Home Office: Valhalla, NY

                                                 John Hancock Annuity Note Series 2
                                    MODIFIED SINGLE PAYMENT DEFERRED VARIABLE ANNUITY APPLICATION
            TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

------------------------------------------------------------------------------------------------------------------------------------
1      LINE OF BUSINESS AND FUNDING (complete A & B)

       A. LINE OF BUSINESS       [ ] Non Qualified                                  [ ] Traditional IRA (Tax year _______)
                                 [ ] Roth IRA (Tax year _______)                    [ ] Other ______________________________________
       -----------------------------------------------------------------------------------------------------------------------------
       B. FUNDING                DIRECT PAYMENT $________________________________   [ ] Check (Payable to John Hancock Life
                                                                                        Insurance Company of New York)
          Minimum $25,000        (Payment must accompany application if selected)   [ ] Wire (Please see sales kit or
                                                                                        jhannuitiesnewyork.com for wire
                                                                                        instructions)
                                 ---------------------------------------------------------------------------------------------------
                                 TRANSFER/EXCHANGE $_____________________________   [ ] 1035 Exchange     [ ] Mutual Fund/CD/Other
                                                                                    [ ] Direct Transfer   [ ] Rollover
------------------------------------------------------------------------------------------------------------------------------------
2      YOUR NAME (Individual Owner/Annuitant Registration)   [ ] Male   [ ] Female

       _____________________________________________________________________________________________________________________________
       Name (First, Middle, Last)

       __________________________   ________________________________________________   _____________________________________________
       Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number          Email Address

       _____________________________________________________________________________   _____________________________________________
       Mailing Address                                                                 City, State, Zip

       _____________________________________________________________________________   _____________________________________________
       Residential Address (required if different from mailing or address is PO Box)   Client Brokerage Account Number
       -----------------------------------------------------------------------------------------------------------------------------

       CO-OWNER                     [ ] Male   [ ] Female

       ________________________________________________   __________________________   _____________________________________________
       Name (First, Middle, Last)                         Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number
------------------------------------------------------------------------------------------------------------------------------------
3      TRUST/ENTITY OWNER INFORMATION (If applicable)

       ________________________________________________   __________________________   _____________________________________________
       Name of Trust/Entity Owner                         Date of Trust (mm/dd/yyyy)   Tax Identification Number

       _____________________________________________________________________________   _____________________________________________
       Address                                                                         City, State, Zip
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4      BENEFICIARIES

       If a co-owner was selected in Section 2, the surviving owner will be the primary beneficiary. Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the owner.

       BENEFICIARY #1 [X] Primary      __________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                       Beneficiary's Name
                                       (First, Middle, Last or Name of Trust/Entity)

       _____________  _____________________  _________________________  _________________________________________ __________________
       % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy) Social Security/Tax Identification Number State of Residence

       BENEFICIARY #2 [ ] Primary      __________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                       Beneficiary's Name
                                       (First, Middle, Last or Name of Trust/Entity)
                      [ ] Contingent

       _____________  _____________________  _________________________  _________________________________________ __________________
       % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy) Social Security/Tax Identification Number State of Residence
------------------------------------------------------------------------------------------------------------------------------------
5      SPECIAL INSTRUCTIONS

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________
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APP.MSP.09-NY                      Page 1 of 3                      XXXX:XXXXXXX

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
                                          John Hancock Annuity Income - Note 1 APPLICATION

------------------------------------------------------------------------------------------------------------------------------------
6      MILITARY SALES

       Is the annuitant or owner an active member of the U.S. Armed Forces?   [ ] Yes*    [X] No (default)

     * If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on
       www.jhannuitiesnewyork.com). This product is not specifically designed for or marketed to active duty military personnel.
       Applications not complying with our military sales procedures will not be accepted.
------------------------------------------------------------------------------------------------------------------------------------
7      ACKNOWLEDGMENTS/SIGNATURES

       STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the
       Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.
       I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

       [ ] YES*   [ ] NO   Does the annuitant or applicant(s) have any existing annuity or insurance policies?

       [ ] YES*   [ ] NO   Will the purchase of this annuity replace or change any other insurance or annuity?

     * IF YOU ANSWERED "YES" TO EITHER QUESTION, STAGE ONE OF REG 60 SHOULD ALREADY HAVE BEEN COMPLETED. ALSO, A DEFINITION OF
       REPLACEMENT FORM IS REQUIRED.

       ____________________________________________   ____________________________              [ ] Annuity   [ ] Life Insurance
       Issuing Company                                Contract Number

       I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE
       ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE
       DISTRIBUTIONS TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY DATE _____________________________

       I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE
       CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT
       GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

       I/WE AM/ARE EITHER A CITIZEN OR RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


SIGN   OWNER:
HERE                          --------------------------------------------   ------------------------------   ----------------------
                              Signature                                      City, State (signed in)          Date


SIGN   CO-OWNER:
HERE                          --------------------------------------------   ------------------------------   ----------------------
                              Signature                                      City, State (signed in)          Date


SIGN   ANNUITANT:
HERE   (If owner is entity)   --------------------------------------------   ------------------------------   ----------------------
                              Signature                                      City, State (signed in)          Date


APP.MSP.09-NY                      Page 2 of 3                      XXXX:XXXXXXX

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

                                          John Hancock Annuity Income - Note 1 APPLICATION
------------------------------------------------------------------------------------------------------------------------------------

8      FINANCIAL ADVISOR INFORMATION

       A. CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT.
          I HAVE DETERMINED THAT THE ANNUITY CONTRACT APPLIED FOR IS A SUITABLE INVESTMENT.

          [ ] YES  [ ] NO  Does the annuitant or owner have existing individual life insurance policies or annuity contracts?
          [ ] YES  [ ] NO  Will this contract replace or change any existing life insurance or annuity in this or any other company?

       B. OPTION   [ ] B   [ ] C (If left blank, option will default to your firm's Selling Agreement.)

       C. FINANCIAL ADVISOR (PRIMARY)

                    %
       _____________    __________________________________________________   __________________________   __________________________
       Percentage       Printed Name                                         Telephone Number             State License ID

       ___________________________________________________________________   __________________________   __________________________
       Broker/Dealer Firm                                                    Broker/Dealer Rep Number     Email Address

SIGN
HERE   ________________________________________________________________________________________________
       Signature


       D. FINANCIAL ADVISOR (SECONDARY)

                    %
       _____________    __________________________________________________   __________________________   __________________________
       Percentage       Printed Name                                         Telephone Number             State License ID

       ___________________________________________________________________   __________________________   __________________________
       Broker/Dealer Firm                                                    Broker/Dealer Rep Number     Email Address

SIGN
HERE   ________________________________________________________________________________________________
       Signature


APP.MSP.09-NY                      Page 3 of 3                      XXXX:XXXXXXX